UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 9, 2018

GREAT SOUTHERN BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As noted under Item 5.07 of this Current Report on Form 8-K, at the 2018 Annual Meeting of Stockholders (the "2018 Annual Meeting") of Great Southern Bancorp, Inc. ("Bancorp") held on May 9, 2018, Bancorp's stockholders approved Bancorp's 2018 Omnibus Incentive Plan (the "Plan").  A description of the Plan is contained in Bancorp's definitive proxy statement for the 2018 Annual Meeting filed with the Securities and Exchange Commission (the "SEC") on March 23, 2018 under the heading "Proposal IV. Approval of the Greaet Southern Bancorp, Inc. 2018 Omnibus Incentive Plan" and is incorporated herein by reference, and a copy of the Plan is attached to that proxy statement as Appendix A and also is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 9, 2018, Bancorp held its 2018 Annual Meeting. A quorum was present and the results of the meeting, which exclude the shares beneficially owned in excess of the 10% voting limitation in Bancorp's charter by the persons believed by Bancorp to be subject to that limitation, are as follows:

1)  Election of three directors, each for a term of three years:

	Number of Shares
Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas J. Carlson	9,035,520	416,296	3,217,191
Debra M. Hart	9,262,061	189,755	3,217,191
Joseph W. Turner	9,305,495	146,321	3,217,191

2)  Advisory (non-binding) vote on executive compensation:

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
9,039,316	374,250	38,250	3,217,191

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

3)  Advisory (non-binding) vote on frequency of future advisory votes on executive compensation:

Number of Shares
One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
8,528,765	99,290	729,110	94,651	3,217,191

Bancorp's board of directors has determined, in light of the results of the vote on this item, that Bancorp will hold an advisory vote on executive compensation every year until the next requried vote on the frequency of advisory votes on executive compensation.

4)  Approval of the Great Southern Bancorp, Inc. 2018 Omnibus Incentive Plan:

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
9,075,367	346,954	29,495	3,217,191

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

5)  Ratification of the appointment of BKD, LLP as Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
12,423,176	224,948	20,883	---

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: May 11, 2018	/s/ Joseph W. Turner
Joseph W. Turner President and Chief Executive Officer

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